EXHIBIT 10.32
                COMMON STOCK PURCHASE AGREEMENT


            This Common Stock Purchase Agreement (this "Agreement"), dated as of October 2, 2000, is made and entered into by and between EUROGAS, INC. a Utah corporation (the "Company"), and ARKLEDUN DRIVE LLC, (the "Purchaser"). Thomson Kernaghan & Company, Ltd. is executing this Agreement solely for the purpose of acting as escrow agent pursuant to the terms of this Agreement.

                      B A C K G R O U N D

           A. The Company desires to issue and sell to Purchaser shares of its common stock, $.001 par value per share (the "Shares"), in accordance with and subject to the terms and conditions set forth in this Agreement.

           B. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, Purchaser desires to purchase the Shares from the Company.

                       A G R E E M E N T

           In consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE TERMS. Upon closing the Company shall deliver to Thomson Kernaghan & Company, Ltd. a stock certificate in the amount of 7,000,000 Shares, registered in the name of Thomson Kernaghan & Company, Ltd. for the benefit of Arkledun Drive LLC.

     (a) The Purchaser hereby agrees to purchase, through an escrow account set up at Thomson Kernaghan & Company, Ltd., 5,500,000 Shares of free trading, unrestricted common stock of the Company for $2,165,000 (the "Purchase Price"). Joseph B. LaRocco, Esq. shall notify the Purchaser when he has received the signed Agreement (and Exhibits thereto), from the Company, at which time the Purchaser shall wire the Purchase Price to Joseph B. LaRocco, Esq. The Purchaser shall pay the Purchase Price for the Shares by delivering immediately available good funds in United States Dollars to Joseph B. LaRocco, Esq. per the wire instructions set forth in this Agreement. Once Thomson Kernaghan & Company, Ltd. (the "Escrow Agent") is in receipt of the Shares, Joseph B. LaRocco, Esq. shall wire the funds, less a $15,000 escrow fee, per the written instructions of the Company. The closing shall be deemed to have occurred on the date the Purchase Price is wired to the Company per its written instructions (the "Closing Date").

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      (b)   Neither the Escrow Agent nor Joseph B.  LaRocco,
Esq. shall be liable for any action taken or omitted by them in good faith and in no event shall they be liable or responsible except for their own gross negligence or willful misconduct. They have made no representations or warranties in connection with this transaction and have not been
involved   in   the  negotiation  of  the  terms   of   this
transaction.   The  Company  and  Purchaser  each  agree  to
indemnify and hold harmless the Escrow Agent and Joseph B. LaRocco, Esq. from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement.

      (c) Payment must be made by wire transfer as provided below. Immediately available funds should be sent via wire transfer to the trustee account stated below and the executed Agreement, with Exhibits, should be forwarded to Joseph B. LaRocco, Esq. The Purchase Price will be deposited into a non-interest bearing trustee account of Joseph B. LaRocco, Esq., at First Union Bank of Connecticut, Stamford, Connecticut. In the event of the rejection of this Agreement by the Company, all funds will be returned without interest. The wire instructions are as follows:

     First Union Bank of Connecticut
     Executive Office
     300 Main Street, P. O. Box 700
     Stamford, CT  06904-0700

     ABA #:         021101108
     Swift #:       FUNBUS33
     Account #:     To be provided
     Acct.Name:     Joseph B. LaRocco, Esq.  Trustee Account

2.     PURCHASER  REPRESENTATIONS.   The  Purchaser   hereby
represents and warrants as follows:

     (a) The Purchaser has been furnished with, and has carefully read the applicable form of Registration Rights Agreement annexed hereto as Exhibit A (the "Registration Rights Agreement"), and is familiar with and understands the terms of this Agreement. With respect to tax and other economic considerations involved in this investment, the Purchaser is not relying on the Company. The Purchaser has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the
Purchaser's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares, for the Purchaser's particular tax and financial situation and has determined that the investment being made by the Purchaser is a suitable investment for the Purchaser.

                              2

     (b) The Purchaser acknowledges that all documents, records, and books pertaining to this investment which the Purchaser has requested includes Form 10-K (and all amendments thereto, if any) for the fiscal year ended December 31, 1999, and Forms 10-Q (and all amendments thereto, if any) for the two succeeding quarters and Form S-3 filed on June 28, 2000,(and all amendments thereto, if any) (the "Disclosure Documents") which have been made available for inspection by the Purchaser or the Purchaser has had access to the Disclosure Documents.

      (c) If this Agreement is executed and delivered on behalf of a corporation, (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Shares and (b) to purchase and hold the Shares; and (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation.

      (d) The Purchaser shall indemnify and hold harmless the Company and each stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser's subscription for and purchase of the Shares or the Purchaser's authority to invest or financial position in connection with this transaction, including, without limitation, any such misrepresentation, misstatement or omission contained in this Agreement or any other document submitted by the
Purchaser, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director, agent (including Counsel) or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, agent (including Counsel), representative, affiliate or control person in connection with such action, suit or proceeding.

     (e) The Purchaser or the Purchaser's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser in connection with this transaction to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

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     (f)   The Purchaser is (i) an "accredited investor"  as
that term is defined in Rule 501 of the General Rules and Regulations under Securities Act of 1933, as amended, (the "1933 Act") by reason of Rule 501(a), and (ii) experienced
in   making  investments  of  the  kind  described  in  this
Agreement, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in this transaction.


3. COMPANY REPRESENTATIONS. The Company hereby represents and warrants as follows:

      (a) Concerning the Securities. The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally.

      (b) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

          (c) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Shares, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by The Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

      (d) Company Compliance. The Company represents and warrants that the Company and its subsidiaries are currently: (i) in full compliance, to the extent applicable,  with  all  reporting obligations  under  either
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (ii) not in violation of any term or provision of its Certificate of Incorporation or by-laws; (iii) not in default in the performance or observance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any

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mortgage,  deed of trust, indenture or other  instrument  or agreement to which they are a party, either singly or jointly, by which it or any of its property is bound or subject. Furthermore, the Company is not aware of any other facts, which it has not disclosed which could have a
material   adverse   effect  on  the  business,   condition,
(financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole, except for general economic conditions, or oil and gas industry conditions as a whole, that may differ from time to time.

      (e) Pending or Threatened Litigation. Except as otherwise disclosed in Exhibit B, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the "knowledge" (as defined below) of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) to the knowledge of the Company, no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or has been proposed by any Governmental Body that will adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its subsidiaries is subject that, in the case of clauses (i),
(ii) and (iii) above, (x) is reasonably likely, singly or in the aggregate, to result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company, and its subsidiaries taken as a whole or (y) would interfere with or adversely affect the issuance of the Shares or would be reasonably likely to render this Agreement or the Shares, or any portion thereof, invalid or unenforceable. For purposes of this Agreement the term "knowledge" shall mean the actual knowledge of the CEO and CFO of the Company.

      (f)   Issuance  of the Shares.    No action  has  been
taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any Governmental Body that prevents the issuance of the Shares; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, materially interfere with or adversely affect the issuance or marketability of the Shares or render the Agreement or the Shares, or any portion thereof, invalid or unenforceable.

      (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or

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may  be  threatened  to be made a party to  any  threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason
of   or   arising  from  any  actual  or  alleged   material
misrepresentation or material misstatement of facts or material omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for or financial position in connection with this transaction,
including,    without   limitation,   any   such    material
misrepresentation,   material   misstatement   or   material
omission contained in this Agreement or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer,
director  or  control  person  of  the  Purchaser  has   not
otherwise  been  reimbursed (including attorneys'  fees  and
disbursements,   judgments,  fines  and  amounts   paid   in
settlement approved by the Company which approvals shall not be unreasonably withheld) actually and reasonably incurred by the Purchaser, or such officer, director, stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

      (h) No Change. Other than filings required by the Blue Sky or federal securities law and/or NASDAQ Rules and Regulations, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Shares, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter, and a copy thereof will be forwarded to counsel for the Purchaser.

      (i) True Statements. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

      (j)   Current Authorized Shares.  As of September  29,
2000,  there  were 325,000,000 authorized shares  of  Common
Stock of which approximately 106,135,126 shares were issued and outstanding.

       (k)   Disclosure  Documents.   The  term  "Disclosure
Documents"  as  used in this Agreement shall  mean  all  the

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documents  (other  than  preliminary  materials)  that   the
Company has been required to file with the U.S. Securities and Exchange Commission ("SEC") from December 31, 1999, to the date hereof. As of their respective dates, and/or dates of amended filings with respect thereto, if any, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and no material event has occurred since the Company's filing on Form 10-K for the year ended December 31, 1999, which could make any of the
disclosures  contained  therein   (as  subsequently  amended
and/or restated) misleading. The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, only to normal recurring year-end audit adjustments) and fairly
represent   in   all  material  respects  the   consolidated
financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated
results   of  their  operations  and  changes  in  financial
position for the periods then ended.

      (l) Information Supplied. The Disclosure Documents supplied by the Company pursuant to this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Agreement or disclosed in such documents.

      (m) Non-contravention. The execution and delivery of this Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

      (n) No Default. Except as may be set forth in the Company's report on form 10-K for the fiscal year ending December 31, 1999, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture,

                              7

mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, this Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, (ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement, if any, for its Common Stock.

4.   ISSUANCE OF SHARES.
     ------------------

       (a) Opinion Letter. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Shares as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required.

      (b) The Shares have been registered by the Company pursuant to a Form S-3 registration statement. In the event the 5,500,000 Shares have been sold by Purchaser, and Purchaser does not realize the amount of $2,489,750, after the deduction of customary broker's fees thus creating a fees,Shortfall (so called herein), the Company shall at its option either (i) pay the shortfallShortfall in cash within five (5) calendar days of the Company's receipt of written facsimile notice from the Purchaser or (ii) agree that the balance of the 1,500,000 Shares remaining in escrow may be sold by Purchaser, but only to the point of making up the shortfall,Shortfall, and any Shares remaining from the 1,500,000 balance shall promptly be returned by the Escrow Agent to the Company. In the event all 7,000,000 Shares are sold but the net proceeds from their sale are insufficient to net the Purchaser $2,489,750, the Company at its sole option shall either issue to Purchaser within ten (10) calendar days of the Company's receipt of written facsimile notice from the Purchaser twice the number of shares of
Common Stock (the "Additional Shares") that will make up this or any additional shortfallthe Shortfall or pay the Purchaser the shortfallShortfall in cash within five (5) calendar days of the Company's receipt of written facsimile notice from the Purchaser. Once Purchaser has sold that number of Additional Shares to realize thebalance of $2,489,750, after the deduction of customary broker's fees,Shortfall, the Escrow Agent shall promptly return to the Company any balance of the Additional Shares then remaining. Likewise, if the sale of the Additional Shares is still insufficient for the Purchaser to realize the net amount of $2,489,750,Shortfall, the Company will continue to issue the Purchaser shares of its Common Stock so that the Purchaser can realize the net amount of $2,489,750 or pay the Company the then existing shortfallShortfall in cash within five (5) business days of the Company's receipt of written facsimile notice from the Purchaser. In the event the Company is required to issue the Purchaser more than the initial 7,000,000 Shares, and the Company is unable to issue free-trading unrestricted shares of Common Stock, the Company shall issue the Purchaser restricted legended Common

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Stock  with demand registration rights as set forth  in  the accompanying Registration Rights Agreement.

      If at anytime prior to the Purchaser realizing the net amount of $2,489,750, the closing bid price of the Company's Common Stock falls below a price whereby the number of remaining Shares multiplied by the then current closing bid price would be less than 125% of the amount needed to net the Purchaser $2,489,750, then in such event the Purchaser may exercise its demand registration rights for the issuance and registration of the Additional Shares.

      (c)   The  Purchaser  agrees  that  it  will  use  its
reasonable best efforts to sell less than all 5,500,000 Shares to net the Purchaser $2,489,750. In the event that on October 1, 2001, Thomson Kernaghan & Co., Ltd. still has Shares or Additional Shares in its escrow account, the Company in its sole discretion, may redeem the Shares remaining in escrow for that amount that would result in Purchaser realizing the net amount of $2,489,750, less that amount Purchaser has already received from the sale of the Shares or Additional Shares. The Purchaser agrees to use its reasonable best efforts to promptly sell the Shares and Additional Shares, if necessary, but not in a manner to be unduly disruptive to the market for the Company's Common Stock.

      (d) The Company shall at all times reserve and have available all Common Stock necessary for registration of the Additional Shares and any other shares of Common Stock that the Company may be required to issue so that the Purchaser can net the sum of $2,489,750. If, at any time the Company does not have sufficient authorized but unissued shares of Common Stock available for registration ("Default", the date of such default being referred to herein as the "Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available. The Company shall provide notice of such Default ("Notice of Default") to the Purchaser, within three (3) calendar days of such default (with the original delivered by overnight or two day courier).

      If the Company does not call a meeting of shareholders within ten (10) calendar days of the Notice of Default for the purpose of amending the Articles of Incorporation to increase the number of authorized shares of Common Stock then the Company agrees to pay to the Purchaser payments for a Default ("Default Payments") in the amount of (N/365) x (.24) x the closing bid price of the Company's Common Stock on the date of this Agreement oftimes the outstanding Shares held by the Purchaser where N = the number of days from the Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect of all remaining Shares. The Company shall send notice ("Authorization Notice") to the Purchaser that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Default Payments. The accrued Default shall be paid in cash

                              9

which   payments  shall  be  made  to  such   Purchaser   of
outstanding Shares by the fifth day of the following calendar month following registration of all the Shares.

6.   DELIVERY INSTRUCTIONS.
     ---------------------
      Prior to or on the Closing Date the Company shall deliver to Joseph B. LaRocco, Esq. this signed Agreement and a signed Registration Rights Agreement in the form attached hereto as Exhibit A. Also, prior to or on the Closing Date the Company shall deliver to Joseph B. LaRocco, Esq. an Exhibit B listing any pending or threatened litigation and an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit C.

7.   UNDERSTANDINGS.
     --------------
     The Purchaser understands, acknowledges and agrees with the Company as follows:

     (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the Closing Date unless the Company has given notice of acceptance by signing this Agreement.

      (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Shares.

      (c) The representations, warranties and agreements of the Purchaser and the Company contained herein and in the Disclosure Documents shall be true and correct in all material respects on and as of the date of the sale of the Shares, as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

8.   Litigation.
     ----------

      (a) Forum Selection and Consent to Jurisdiction. Any litigation based on, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the courts of the State of New York, County of Manhattan. The parties hereto hereby expressly and irrevocably submit to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agree to be bound by any final judgment rendered thereby in connection with such litigation. The parties hereto further irrevocably consent to the service of process

                              10

by registered mail, postage prepaid, or by personal service within or without the State of New York. The parties hereto hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the parties hereto have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to themselves or their property, the parties hereto hereby irrevocably waive such immunity in respect of their obligations under this Agreement.

      (b) Waiver of Jury Trial. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Purchaser and Company acknowledge and agree that they have
received   full  and  sufficient  consideration   for   this
provision and that this provision is a material inducement for each to enter into this Agreement.

9.   CONDITION SUBSEQUENT.
     --------------------

  The Purchaser and Company agree that as a condition subsequent to this financing they will enter into an agreement for an equity credit line financing of $20,000,000 to $25,000,000 on mutually agreeable terms but with a discount of not more than fifteen percent (15%).

10.  MISCELLANEOUS.
     -------------

      (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      (b) Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

       (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Eurogas, Inc., 942 East 7145 South, Suite 101A, Midvale, Utah 84047 with a copy by facsimile and mail to Steven R. Block, Esq., Fish & Richardson, P.C., 5000 Bank One Center, 1717 Main Street, Dallas, Texas 75021 and
(ii) if to the Purchaser, at the address for correspondence set forth on the signature page of this Agreement, or at such other address as may have been specified by written notice given in accordance with this paragraph.

                              11


      (d) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into, and to be performed in, New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

     (e) If any provision of this Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (f) No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     (g) This Agreement, together with Exhibits A, B, and C attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Agreement shall be effective as an original.

      (h)   The  Company  agrees to take  such  actions  and
execute  such  other  documents  which  the  Purchaser   may
reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.


      [Balance of this page intentionally left blank.]


                              12

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


ESCROW AGENT                  EUROGAS, INC.
THOMSON KERNAGHAN
& COMPANY, LTD.

By:_______________________  By: /s/ Karl F. Aarleth
                                ---------------------------------------
                                Karl F. Arleth, its CEO duly authorized


                                   ARKLEDUN DRIVE LLC



                              By:____________________________________
                                Navigator Management, Ltd. - Director



                         Notice Address:
                         Beacon Capital Management, Ltd.
                         Harbour House, 2nd Floor
                         Waterfront Drive
                         P.O. Box 972
                         Road Town, Tortola, BVI
                         (f) 248-494-4771

                         Copy via fax to:
                         Joseph B. LaRocco
                         203-966-0363

                              13